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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report:  July 24, 1997
                       (Date of earliest event reported)

                              SILICON GRAPHICS, INC.
                        --------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                              1-10441                    94-2789662
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


2011 N. Shoreline Blvd., Mountain View, California                94043-1389
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:              (415) 960-1980
                                                                 --------------


        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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                                       2

Item 5.  Other Events.
---------------------

     News Release dated July 24, 1997, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.
-------------------------------------------

Exhibit No.  Description                          Method of Filing
-----------  -----------                          ----------------

  20         News Release dated July 24, 1997.    Filed with this Report.


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                                       3


                                  SIGNATURES:

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                              SILICON GRAPHICS, INC.
                              (Registrant)


                              By: /s/ William M. Kelly
                                  --------------------
                                  Name: William M. Kelly
                                  Title: Senior Vice President
                                         Corporate Operations

Dated: August 7, 1997
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                                 EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------

  20         News Release dated July 24, 1997.